UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2005

PERFECTDATA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12817	95-3087593
(Commission File Number)	(I.R.S. Employer Identification No.)

825 Third Avenue, 32nd Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 918-0584

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

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INFORMATION TO BE INCLUDED IN REPORT

Section 5 – Corporate Governance and Management

Item 5.02.	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Effective May 31, 2005, Irene Marino, the registrant's Chief Financial Officer, who is the principal accounting and financial officer of the registrant, retired as planned. The registrant is in the process of conducting a search to find Ms. Marino's permanent successor. Until such person has been hired, Nicholas H. Glinsman, the registrant's Secretary, will serve as the registrant's Interim Chief Financial Officer.

Item 8.01.	Other Events.

On May 31, 2005, the registrant issued a press release announcing the filing of its annual report for its fiscal year ended March 31, 2005 on Form 10-KSB, the financial highlights contained in that report, a description of its operations and the resignation of its chief financial officer. See Item 9.01 (c), Exhibit 99.1 for a copy of the release.

Item 9.01.	Financial Statements and Exhibits.

(c)    Exhibits.

Number	Description of Exhibit
99.1	Press Release dated May 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECTDATA CORPORATION
(Registrant)
Date: June 1, 2005	By:	/s/ John Bush
John Bush
President and Chief Executive Officer